UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 4, 2005
                                                   ------------------------

                              Global Signal Inc.
                              ------------------
            (Exact name of registrant as specified in its charter)


              Delaware                001-32168                65-0652634
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  (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)            File Number)         Identification No.)


301 North Cattlemen Road, Suite 300, Sarasota, Florida               34232
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       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                     ---------------------

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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

         Item 2.02         Results of Operations and Financial Condition

         On August 4, 2005, Global Signal Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2005. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered "filed" or incorporated by reference therein.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated August 4, 2005.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GLOBAL SIGNAL INC.
                                          (Registrant)

                                          /s/ Ronald Bizick
                                          -----------------------------
                                          Ronald Bizick
                                          Executive Vice President, Development



Date: August 4, 2005

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                                 EXHIBIT INDEX

Exhibit Number             Exhibit
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99.1                       Press Release dated August 4, 2005